UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of Report: October 7, 2011


                       MEDINA INTERNATIONAL HOLDINGS, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


            Colorado                 000-27211                 84-1469319
----------------------------   ----------------------    -----------------------
(State or other jurisdiction     (Commission File          (IRS Employer Identi-
      of incorporation)               Number)                  fication Number)


                        1802 Pomona Rd., Corona, CA 92880
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (909) 522-4414
                       ----------------------------------
               Registrant's telephone number, including area code


                                      N/A
                                    --------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Board of Directors

On October 7, 2011, Medina International Holdings, Inc. ("the Company") held an Annual Meeting of Its Shareholders ("Shareholder Meeting"), as discussed in Item 5.07, below. At the Shareholder Meeting, a majority of the shareholders re-elected the following individuals to the Company's Board of Directors.

            Michael J. Gallo                 Erich Lewis
            Daniel F. Medina                 Madhava Rao M. Mankal

At the meeting, Mr. Albert Mardikian was not nominated for re-election to the Board of Directors and as such is no longer a director of the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 7, 2011, at 4:30 p.m. (pacific standard time) at the Company's offices in Corona, California, the Company held its Annual Shareholder Meeting.

The Company had 51,110,497 shares of common stock issued and outstanding eligible to vote. Proxies representing shares of common stock were voted.

At the Shareholders Meeting, the following proposals were passed by the shareholders:

1. To amend the Company's articles of incorporation to increase the authorized common shares of the Company from 100,000,000 shares of common stock to 500,000,000 shares of common stock. This action will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Colorado.

             For                          Against                      Abstain
             ---                          -------                      -------
      35,014,454 shares               245,256 shares                  0 shares


2. To elect the following four persons to the Board of Directors to hold office until the next annual meeting of shareholders and qualification of their respective successors:

                                                 Number of Shares
                              For                 Vote  Against         Abstain
                              ---                ----------------       -------
Michael J. Gallo          35,083,410                     36,300          140,000
Erich Lewis               35,094,710                     25,000          140,000
Daniel F. Medina          35,223,410                     36,300             0
Madhava Rao M. Mankal     35,223,410                     36,300             0

3. To approve and appoint our Auditor, Ronald R. Chadwick, PC for the year ending December 31, 2011.

             For                          Against                      Abstain
             ---                          -------                      -------
      35,234,710 shares                25,000 shares                  0 shares

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                             MEDINA INTERNATIONAL HOLDINGS, INC.

                                             By:  /s/ Daniel Medina
                                                  ------------------------------
                                                  Daniel Medina, President


                                             Date: October 12, 2011



























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